UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 7, 2013

Urologix, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 through 8 are not applicable and are therefore omitted.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Urologix, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) on November 7, 2013 at the Sheraton Minneapolis West, 12201 Ridgedale Drive, Minnetonka, Minnesota, beginning at 4:00 p.m., local time. Of the 21,125,906 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 19,265,972 shares were present either in person or by proxy. The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. To elect one director to hold office for a term of three (3) years and to elect one director to hold office for a term of two (2) years or until their respective successors are duly elected and shall have qualified.

Nominee	For	Withhold	Broker Non-Vote
Christopher R. Barys Term of 3 Years	8,887,763	179,155	10,199,054

Gregory J. Fluet Term of 2 Years	8,988,509	78,409	10,199,054

Proposal 2. Approve an amendment to the Urologix, Inc. Articles of Incorporation to increase the number of authorized shares of common stock from 25 million shares to 30 million shares.

For	Against	Abstain	Broker Non-Vote
18,436,624	631,178	56,5121	141,658

Proposal 3. Advisory vote to approve named executive officer compensation

For	Against	Abstain	Broker Non-Vote
8,826,466	188,602	51,850	10,199,054

Proposal 4. Advisory vote on the frequency of future executive compensation advisory votes

1 Year	2 Year	3 Year	Abstain	Broker Non-Vote
8,535,885	114,624	365,652	50,757	10,199,054

Proposal 5. To ratify and approve the appointment of Baker Tilly Virchow Krause LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2014.

For	Against	Abstain
19,149,759	83,560	32,653

As a result, Christopher R. Barys was elected as a director for a term of three years and Gregory J. Fluet was elected as a director for a term of two years. Shareholders approved, on an advisory basis, named executive officer compensation and the frequency of every year for future executive compensation advisory votes. Further, the appointment of Baker Tilly Virchow Krause LLP was ratified and approved.

Attached as Exhibit 3.1 are the Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation as filed with the Secretary of State of the State of Minnesota that reflect the increase the number of authorized shares of common stock, which was the subject of Proposal 3 approved by shareholders at the Annual Meeting.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to Urologix, Inc. Amended and Restated Articles of Incorporation adopted effective November 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

By:	/s/ Brian J. Smrdel
Brian J. Smrdel Chief Financial Officer

Date:  November 8, 2013